Exhibit 10.1
AMENDMENT NO. 1 TO AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of June 21, 2006, by and among EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), EQUITY OFFICE PROPERTIES TRUST, as Guarantor (the “Guarantor”), the BANKS listed on the signature pages hereof, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A., as Syndication Agent, and JPMORGAN CHASE BANK, N.A., as Documentation Agent.
W I T N ES S E T H:
     WHEREAS, the Borrower and the Banks have entered into the Amended and Restated Credit Agreement, as of December 9, 2005 (the “Credit Agreement”); and
     WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     2. Mandatory Prepayments. Notwithstanding anything contained in Section 2.9 to the contrary, Borrower shall have no obligation to pay to the Banks any Net Bond Proceeds arising from the $1,000,000,000 (plus a $150,000,000 over-allotment option grant) offering of convertible senior unsecured exchangeable notes of Guarantor, anticipated to price on or around June 22, 2006 and to close on or around June 28, 2006.

     3. Effective Date. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof signed by the Borrower and all the Banks (the date of such receipt being deemed the “Effective Date”).
     4. Representations and Warranties. Borrower hereby represents and warrants that as of the Effective Date, all the representations and warranties set forth in the Credit Agreement, as amended hereby (other than representations and warranties which expressly speak as of a different date), are true and complete in all material respects.
     5. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.
     6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
     7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.
     8. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.
     9. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby, shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

EOP OPERATING LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

	By:	/s/ Maureen Fear
	Name:	Maureen Fear
	Title:	Senior Vice President, Treasurer

FOR PURPOSES OF AGREEING TO BE BOUND BY THE PROVISIONS HEREOF:

GUARANTOR:

EQUITY OFFICE PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ Maureen Fear
Name:	Maureen Fear
Title:	Senior Vice President, Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Bank

By:	/s/ David M. Blackman
Name:	David M. Blackman
Title:	Managing Director

BANK OF AMERICA, N.A., as Syndication Agent
and as a Bank

By:	/s/ Eyal Namordi
Name:	Eyal Namordi
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Documentation
Agent and as a Bank

By:	/s/ Marc E. Costantino
Name:	Marc E. Costantino
Title:	Vice President